                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    |X|   Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-12

                              SCANVEC AMIABLE LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)   Title of each class of securities to which transaction applies:


       (2)   Aggregate number of securities to which transaction applies:


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       (4)   Proposed maximum aggregate value of transaction:


       (5)   Total fee paid:



|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)   Amount Previously Paid:


       (2)   Form, Schedule or Registration Statement No.:


       (3)   Filing Party:


       (4)   Date Filed:

                     [GRAPHIC OMITTED: Scanvec Amiable Logo]
            Scanvec Amiable Ltd. Two International Plaza, Suite #625,
        Philadelphia, PA, USA 19113, Tel: 610-521-6300 Fax: 610-521-0111
--------------------------------------------------------------------------------

                              Scanvec Amiable Ltd.

                    NOTICE OF GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 30, 2002

To the Shareholders of
Scanvec Amiable Ltd.:

         Notice is hereby given that a General Meeting of the Shareholders of Scanvec Amiable Ltd. (formerly known as Scanvec Co (1990) Ltd. (the "Company")) will be held at the offices of The Ofer Brothers, 40 Einstein Street, 11th floor, Tel Aviv, Israel, on December 30, 2002 at 10 a.m. (local time) for the following purposes:

1. To elect five (5) non-independent directors of the Company for a one-year term.
2. To elect one (1) independent director of the Company for a three-year term.
3. To ratify the election of one (1) independent director of the Company for a three-year term commencing August 2001.
4. To approve the appointment of Ernst & Young LLP as independent accountants of the Company for the year ending December 31, 2003 and to authorize the Board of Directors to fix the remuneration of such auditors in accordance with the volume and nature of their services in accordance with Israeli law.
5. To receive management's report on the business of the Company for the year ended December 31, 2001 and the Company's Consolidated Balance Sheet at December 31, 2001 and the Consolidated Statement of Income for the year then ended. No shareholder vote is required and will not be solicited.

         Shareholders of record at the close of business on November 25, 2002 will be entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof. Shareholders who do not expect to attend the meeting in person are requested to mark, date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A list of shareholders of the Company as of the close on business on November 25, 2002 will be available for inspection during normal business hours for ten days prior to the General Meeting at the Company's Tel Aviv, Israel office located at Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, insure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this proxy statement. A person giving a proxy has the power to revoke it, at any time before the proxy is voted, by written notice to the Secretary of the Company, by substitution of a new proxy bearing a later date or, for any shareholder who is present at the meeting, by withdrawing the proxy and voting in person.

                                     By Order of the Board of Directors,
                                     Scanvec Amiable Ltd.

                                     Gerald J. Kochanski
                                     Vice President, Chief Financial Officer and
                                     Acting Secretary
Date:  December 5, 2002

                                 PROXY STATEMENT

                                ----------------

                              Scanvec Amiable Ltd.
                             Atidim Industrial Park
                                 Building No. 1
                                 Tel Aviv 61581
                                     Israel

                                ----------------

                         GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 30, 2002

         The enclosed proxy is being solicited by the board of directors (the "Board of Directors") of Scanvec Amiable Ltd. (the "Company") for use at the Company's General Meeting of the Shareholders (the "Meeting") to be held on December 30, 2002, or at any adjournment thereof. Upon the receipt of a properly executed proxy in the form enclosed, the persons named as proxies therein will vote the ordinary shares, par value New Israeli Shekel ("NIS") 1.00 each, of the Company (the "Ordinary Shares") covered thereby in accordance with the directions of the shareholders executing the proxy. In the absence of such instructions, the Ordinary Shares represented thereby will be voted in accordance with the recommendations of the Board of Directors.

         The proxy solicited hereby may be revoked at any time before the proxy is voted, by means of a written notice delivered to the Secretary of the Company, by substitution of a new proxy bearing a later date or by any shareholder who is present at the Meeting, by withdrawing the proxy and voting in person. The Company expects to solicit proxies principally by mail, but directors, officers and employees of the Company may solicit proxies personally or by telephone or facsimile without any additional compensation. The Company expects to mail this proxy statement and the enclosed form of proxy to shareholders on or about December 5, 2002.

         The Company will bear the cost of the preparation and mailing of its proxy materials and the solicitation of proxies. Copies of solicitation materials will be furnished to brokerage firms, nominees, fiduciaries and other custodians for forwarding to their principals, and the reasonable fees and expenses of such forwarding agents will be borne by the Company. Only holders of record of Ordinary Shares at the close of business on November 25, 2002 are entitled to notice of, and to vote at, the Meeting. At November 25, 2002, 6,770,000 Ordinary Shares were outstanding and entitled to vote (the "Outstanding Ordinary Shares"). Each Ordinary Share is entitled to one vote on each matter to be voted at the Meeting. The Company presently has no other class of stock outstanding and entitled to vote at the Meeting.

         The Company's Articles of Association do not permit cumulative voting for the election of directors or for any other purpose. The holders of, in the aggregate, at least 33% of the Outstanding Ordinary Shares constitute a quorum for the Meeting. If a broker that is a record holder of Ordinary Shares does not return a signed proxy, the Ordinary Shares represented by such proxy will not be considered present at the Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Ordinary Shares does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the Ordinary Shares represented by such proxy will be considered present at the Meeting for purposes of determining the presence of a quorum.

         Assuming a quorum is present, (i) non-independent directors of the Company will be elected by a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, (ii) independent directors of the Company will be elected, or ratified, by the approval of (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, which majority must include at least one-third of all votes of the non-controlling shareholders or (B) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, provided that the total votes cast in opposition of such election or ratification by non-controlling shareholders does not exceed 1% of all the voting rights of the Company, and
(iii) the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote at the Meeting will be required for the ratification of the appointment of the auditors for the current fiscal year. Abstentions and broker non-votes will have no effect on the outcome of these votes.

                                 PROPOSAL NO. 1

                      ELECTION OF NON-INDEPENDENT DIRECTORS


         The Company's Articles of Association specify that the number of directors may be determined from time to time at the general meeting of the shareholders of the Company and shall not be less than two and not more than eight directors. The Company currently has five non-independent directors and one independent director, Aliza Rotbard.

         At the Meeting, five non-independent directors will be elected. The Board of Directors of the Company has nominated Benjamin Givli, Dr. Ramon Harel, Yoav Harel, Yoav Dopplet and Shmulik Aran for election as directors to serve for a period of one year and until their respective successors are duly elected and shall qualify or until the directors' earlier death, removal or resignation.

         All nominees have advised the Company that they will serve as directors if elected. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of the nominees listed below. If any of such nominees is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

         Approval of this Proposal by the shareholders requires a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting.


         The Board of Directors unanimously recommends a vote "FOR" each of the nominees named below.

         The following table provides certain relevant information concerning the nominees to the Board of Directors, including their principal occupation during at least the past five years.

                              Nominees for Election

Nominee                             Age                             Principal Occupation
-------                             ---                             --------------------

Benjamin Givli                      82     Mr. Givli has served as the Chairman of the Company since June 1998.
                                           Mr. Givli is currently serving as Chairman of OpusDent Ltd. (a subsidiary of Lumenis Ltd.).  Mr. Givli was the chairman of the Board of Directors of Laser Industries Ltd. from December 1989 until
                                           February 1998.  He was the Chief Executive Officer of Laser
                                           Industries Ltd. from September 1992 through March 1994 and from March
                                           1995 to February 1998.  From 1987 to 1989, Mr. Givli was the chairman of Israel Electric Corporation.  From 1970 to 1987, he was the
                                           Chairman of Koor Foods Ltd. and a member of the management of Koor
                                           Industries Ltd.  From 1987 to February 1995, he was a director of
                                           Haifa Chemicals Ltd.

Dr. Ramon Harel (1)                 73     Dr. Harel has served as the Chief Executive Officer of the Company since March 2000 and he also served as the President from March 2000 through February 2002.  He has been a director of the Company since its inception in July 1990.  He served as the Chairman of the Company from 1990 through 1998.  He served as the Chief Executive Officer of the Company from 1995 to 1997 and as Chief Financial Officer of the
                                           Company from inception to 1995.  Dr. Harel was the Director General of Israel's Transport Ministry from 1969 to 1972 and served as
                                           Executive Vice President of the Israel Discount Bank from 1972 to
                                           1975.  From 1978 to 1983, Dr. Harel was the Director General of the
                                           Israel Airports Authority.  Dr. Harel holds a Ph.D. in Economics from
                                           Harvard University.

Yoav Harel (1)                      36     Mr. Harel has served as a director of the Company since June 1996.
                                           Mr. Harel has served as the Chief Executive Officer of Info Gate
                                           Online Ltd. since June 1999.  Mr. Harel has served as President of
                                           Scanvec, Inc. from August 1997 through the end of 1998.  From October
                                           1995 to August 1997, Mr. Harel served as the Vice President, Sales and Marketing of the Company.  From 1991 to 1995, Mr. Harel held several positions in the Company, including Regional Sales Manager for Eastern United States and Canada, Operations Manager, and
                                           Marketing and Sales Manager.  From 1984 to 1991, Mr. Harel served in the Israel Defense Forces.  Mr. Harel is currently completing a B.A.
                                           degree in Computer Science and Business Management at the Open
                                           University of Israel.

Yoav Dopplet (2)                    34     Mr. Dopplet has served as a director of the Company since
                                           October 2000.  Mr. Dopplet currently serves as Executive Vice
                                           President of the Ofer Brothers High-tech Group.  Previously, he was the Vice President of Business Development of the
                                           Technological Division of the Ofer Brothers Group.  Since 1996,
                                           Mr. Dopplet has held various positions in the Ofer Brothers
                                           Group such as Investment Manager and Assistant to the Chief
                                           Financial Officer.  Mr. Dopplet serves as a director in several enterprises such as Tower Semiconductor Ltd., Israeli Military
                                           Industries Ltd. and Israel Chemicals R&D.  Mr. Dopplet holds a
                                           BSc in industrial management from the Technion Institute of
                                           Technology and an MBA from Haifa University.

Shmulik Aran (2)                    41     Mr. Aran is being nominated for election to the Board of
                                           Directors of the Company for the first time. Mr. Aran is
                                           currently  the Chief Technology Officer and Investment Manager
                                           for Ofer Brothers Hitech Investments Ltd. where he has served in this capacity since 2001.  From 1998 to 2000, he served as
                                           Vice President and Sales Development Director at Natural Speech
                                           Communication.   Mr. Aran was the Sales Development Director
                                           and Product and Project Manager at Comverse Network Systems
                                           from 1996 to 1997.   Mr. Aran has a BSc in Mathematics and
                                           Physics from Hebrew University and a MSc in Electric
                                           Engineering from Tel Aviv University.

-----------
   (1)   Dr. Ramon Harel and Mr. Yoav Harel are father and son.

   (2) Messrs. Yoav Dopplet and Shmulik Aran were nominated as directors of the Company pursuant to a contractual right of Yozma Venture Capital Ltd. to nominate directors of the Company as described in footnote (5) to the Security Ownership of Certain Beneficial Owners and Management table.

                                 PROPOSAL NO. 2

                        ELECTION OF INDEPENDENT DIRECTOR


         At the Meeting, one independent director is to be elected. The Board of Directors of the Company has nominated Avi Heifetz for election as an independent director to serve for a period of three years and until his successor is duly elected and shall qualify or until his earlier death, removal or resignation. (For a description of Israeli law regarding independent directors, see below.)

         Gary Stock was appointed in 1996 to the Board of Directors as an independent director under the provisions of the Israeli Company Ordinance 1983. According to the Israeli Companies Law, Mr. Stock's term as independent director expired in July, 2002. The Company's Board of Directors has nominated Mr. Avi Heifetz for election as an independent director to serve for a period of three years. Mr. Heifetz has signed an affidavit attesting to his suitability to serve as an independent director, which affidavit is held at the offices of the Company.

         Mr. Heifetz has advised the Company that he will serve as a director if elected. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of Mr. Heifetz. If Mr. Heifetz is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

         Approval of this Proposal by the shareholders requires (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, which majority must include at least one-third of all votes cast by the non-controlling shareholders or (B) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, provided that the total votes cast in opposition of such election or ratification by non-controlling shareholders does not exceed 1% of all the voting rights of the Company.

         Under Israeli law, for the purposes of electing independent directors, a controlling shareholder is defined as any shareholder who has the power to direct the operations of a company, other than solely in its capacity as director or officeholder; with a presumption that a person is a controlling shareholder if he holds more than half of any type of control mechanism in the company. A control mechanism is defined as voting rights, and/or the right to appoint directors or the General Manager of the company. Where two or more shareholders have entered into a voting agreement, then for the purposes of this definition, their shareholdings are aggregated. Thus, the classification of a "controlling shareholder" will depend on the circumstances of the company and the distribution of the "controlling rights".

         The Board of Directors unanimously recommends a vote "FOR" Mr. Heifetz.

         The following table provides certain relevant information concerning Mr. Heifetz including his principal occupation during at least the past five years.

Avi Heifetz                         59     Mr. Heifetz is the founder and CEO of A. Heifetz and Co. which he founded in 1988.  The company is an Israeli based investment and financial management consulting firm.  A. Heifetz and Co.
                                           is the managing company of A. Heifetz Technologies Ltd., an investment company with a portfolio of over thirty diverse hi-tech companies.  Mr. Heifetz served as senior vice president of Leumi & Co. from 1980 to 1988.  Mr. Heifetz was the managing director of Economics and Planning Department of the Ministry
                                           of Transportation in Israel from 1975 to 1980.  Prior to 1975,
                                           Mr. Heifetz served as a project manager for the World Bank and financial consultant to the Israel Discount Bank.  Mr. Heifetz holds a MA in Economics and MBA from Hebrew University.

Description of Israeli Law Regarding Independent Directors

         The Israeli Companies Law, 1999 (the "Israeli Companies Law"), requires Israeli companies with securities that have been offered to the public in or outside of Israel to elect two independent directors. No person may be appointed as an independent director if the person or the person's relative, partner, employer or any entity under the person's control, has or had, on or within the two years preceding the date of the person's appointment to serve as independent director, any affiliation with the company or any entity controlling, controlled by or under common control with the company. The term "affiliation" under the Israeli Companies Law includes:

         o  an employment relationship;

         o a business or professional relationship maintained on a regular basis;

         o  control of the company; and

         o  service as an office holder.

         No person may serve as an independent director if the person's position or other business activities create, or may create, a conflict of interest with the person's responsibilities as an independent director or may otherwise interfere with the person's ability to serve as an independent director.

         The initial term of an independent director is three years and may be extended for an additional three-year period. Independent directors may be removed only by the same percentage of shareholders as is required for their election, or by a court, and then, only if the independent directors cease to meet the statutory qualifications for their appointment or if they violate their duty of loyalty to the company. Each committee of a company's board of directors must include at least one independent director and all independent directors must be members of the company's audit committee.

                                 PROPOSAL NO. 3

                RATIFICATION OF ELECTION OF INDEPENDENT DIRECTOR

         At the Meeting, one independent director is to be ratified. The Board of Directors of the Company has approved the ratification of the election of Aliza Rotbard as an independent director to serve for a period of three years, commencing August 2001 and until her successor is duly elected and shall qualify or until her earlier death, removal or resignation. (For a description of Israeli law regarding independent directors, see Proposal No. 2.)

         Aliza Rotbard was appointed in August 1998 to the Board of Directors as an independent director under the provisions of the Israeli Company Ordinance 1983 (which was subsequently replaced by the Israeli Companies Law). Under the Israeli Companies Law, the Company was entitled to continue Ms. Rotbard's service as an independent director for a renewable period of three years from the date of her appointment (expiring August 2001). Following August 2001, the Company's management extended Ms. Rotbard's term for an additional but non-renewable period of three years. Consequently, the shareholders are being asked to ratify the election of Ms. Rotbard to the Board of Directors as an independent director for an additional three year period, which commenced in August 2001, and will expire in August 2004.

         Ms. Rotbard has advised the Company that she will continue to serve as a director if ratified. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of Ms. Rotbard. If Ms. Rotbard is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

       Approval of this Proposal by the shareholders requires (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, which majority must include at least one-third of all votes cast by the non-controlling shareholders or (B) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, provided that the total votes cast in opposition of such election or ratification by non-controlling shareholders does not exceed 1% of all the voting rights of the Company.

       The Board of Directors unanimously recommends a vote "FOR" Ms. Rotbard.

       The following table provides certain relevant information concerning Ms. Rotbard including her principal occupation during at least the past five years.

Aliza Rotbard                       55     Ms. Rotbard has been an independent director of the Company since August 1998. Ms. Rotbard is the founder of DOORS
                                           Information Systems, Inc. and has been its Chief Executive
                                           Officer since its formation in the United States in 1990.  From
                                           1985 to 1989, she was President and Chief Executive Officer of
                                           Quality Computers Ltd.  From 1980 to 1985, Ms. Rotbard served as Deputy General Manager, Computer Department and Operations,
                                           of the Tel-Aviv Stock Exchange.  Ms. Rotbard holds a BSc. in mathematics and physics from Hebrew University, Jerusalem.


General Information Concerning the Board of Directors and its Audit Committee

         The Board of Directors of the Company met on five (5) occasions in 2001. The audit committee met on four (4) occasions in 2001. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and committees held during the period for which he or she was a director and the meetings of the audit committee on which he or she served during 2001.


Audit Committee

         In 2001, the audit committee of the Company's Board of Directors was composed of three directors, two of whom are independent as defined by the National Association of Securities Dealers' listing standards and by Israeli law. In July 2002, the term for Gary Stock, one of the independent directors serving on the audit committee, expired pursuant to Israeli law (see Proposal 2 regarding Israeli law for independent directors). Under Israeli law, two independent directors are required in order to have an audit committee, however, Mr. Stock and the remaining members of the audit committee continued to function and perform the duties that an audit committee would normally perform. Following the Meeting, the Board of Directors will appoint two independent directors to the audit committee. The Board of Directors has not adopted a written charter for the audit committee.

Audit Committee Report

         The audit committee is responsible for providing general oversight with respect to the Company's auditors and the accounting principles employed in the Company's financial reporting. The audit committee monitors the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The audit committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP. The audit committee discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). Ernst & Young LLP also provided to the audit committee the written disclosures required by Independence Standard Board Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with Ernst & Young LLP that firm's independence.

         Based on the audit committee's discussions with management and Ernst & Young LLP, and the audit committee's review of management's representation and Ernst & Young LLP's report to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.



                                 The Audit Committee of the Board of Directors

                                 Gary Stock
                                 Aliza Rotbard
                                 Avi Levy

                                 PROPOSAL NO. 4

                   APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTS


         The firm of Ernst & Young LLP was appointed as the independent accountants of the Company for the years ending December 31, 2001 and 2002. The Board of Directors recommends that the shareholders approve the appointment of Ernst & Young LLP as the independent accountants of the Company for the year ending December 31, 2003. The Board of Directors believes that the selection of Ernst & Young LLP as independent accountants is appropriate and in the best interests of the Company and its shareholders. Representatives of Ernst & Young are not expected to be present at the Meeting.

         The appointment of Ernst & Young LLP for the year ending December 31, 2003 requires the affirmative vote of a majority of the Ordinary Shares represented at the Meeting.


Audit Fees

         The aggregate fees billed to the Company by Ernst & Young LLP for the performance of the 2001 audit were approximately $90,000.


All Other Fees

         The aggregate fees billed to the Company by Ernst & Young LLP for all non-audit services in 2001, including fees for tax consulting and tax return preparation, were approximately $25,000. Such non-audit services did not include any financial information systems design and implementation services. The Company's audit committee has determined that the provision of the services provided by Ernst & Young LLP as set forth herein are compatible with maintaining Ernst & Young LLP's independence.


         The Board of Directors recommends that the shareholders vote "FOR" the approval of Ernst & Young LLP as the independent accountants of the Company.

                                   ITEM NO. 5

               MANAGEMENT'S' REPORT ON THE BUSINESS OF THE COMPANY
                      FOR THE YEAR ENDED DECEMBER 31, 2001


         The Company is required to present and discuss at the Meeting the management's report on the business of the Company for the year ended December 31, 2001 and the Company's Consolidated Balance Sheet at December 31, 2001 and the Consolidated Statement of Income for the year then ended.

         No shareholder vote is required.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of November 25, 2002, the number of Ordinary Shares beneficially owned by (i) each shareholder known to the Company to be the beneficial owner more than 5% of the Ordinary Shares, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this proxy statement, and
(iv) all directors and executive officers as a group.

                                               Number of Shares      Percent of
Name and Address                                    Owned            Shares (%)
----------------                                    -----            ----------

Jim Chang (1)(3)                                  1,171,000            17.3%
Dr. Ramon Harel (1)                               1,002,000            14.8%
Yuan Chang (1)(3)                                   585,500             8.6%
Yu-Chung Chu (1)                                    585,500             8.6%
Yozma Venture Capital Ltd. (2)(4)(5)              1,182,856            17.5%
Benjamin Givli (2)(4)                               171,623             2.5%
Yoav Harel (2)                                    -0-                   *
Yoav Dopplet (2)                                  -0-                   *
Avi Levi(2)(6)                                    -0-                   *
Garry Stock (2)                                   -0-                   *
Avi Heifetz (2)                                   -0-                   *
Aliza Rotbard (2)                                 -0-                   *
Shmulik Aran (2)                                  -0-                   *
Gerald J. Kochanski(1)                            -0-                   *
All directors  and executive  officers as         4,698,479            69.4%
a group (fourteen persons)

----------
  *     Represents less than 1% of the outstanding Ordinary Shares.
  (1) The address of such beneficial owner is c/o Scanvec Amiable Ltd., Two International Plaza, Suite #625, Philadelphia, PA, 19113, USA.
  (2) The address of such beneficial owner is c/o Scanvec Amiable Ltd., Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel.
  (3)  Messrs. Jim Chang and Yuan Chang are brothers.
  (4) Yozma Venture Capital Ltd., Fertoza LLC (Whitehall Investment Co. and Abbey Investment Ltd., subsidiaries of Fertoza LLC, currently hold Fertoza's shares) and Messrs. Benjamin Givli and Yacha Sutton (together, the "Givli Group"), acquired their shares together from a former principal shareholder of the Company in June 1998. The members of the Givli Group have entered into an agreement that, among other things, provides that the parties will vote their Ordinary Shares together on all matters coming before the Company's shareholders.
  (5) Yozma Venture Capital Ltd. has a contractual right to nominate two representatives to the Company's Board of Directors and have nominated Shmulik Aran and Yoav Dopplet to serve as their respective representatives on the Company's Board of Directors (together, the "Yozma Directors").
  (6)  Mr. Levy resigned from the Board of Directors in October 2002.

                        Executive Officers of the Company

         The current executive officers of the Company are as follows:

Name                           Age    Position
----                           ---    --------
Dr. Ramon Harel (1)             73    Chief Executive Officer
David Daffner (1)               48    President
Gerald J. Kochanski             49    Chief Financial Officer, Vice President
                                         of Finance and Acting Secretary

(1) Dr. Harel ceased serving as the President of the Company in February 2002, and at that time Mr. Daffner became the President of the Company.

         Dr. Ramon Harel. For Dr. Harel's background, see "Election of
Directors."

         Gerald J. Kochanski. Mr. Kochanski has served as the Chief Financial Officer of the Company since April 2000 and the Vice President of Finance of the Company since January 1999, until April 2002. He was the Chief Financial Officer of Marketing Technologies, Inc. from 1991 to 1998. From 1988 to 1991, Mr. Kochanski was the U.S. Corporate Controller of Gist-brocades Food Ingredients Inc. He is a Certified Public Accountant and holds a MBA with a Finance concentration and a B.S. in Accounting from LaSalle University in Philadelphia.

         David Daffner. Mr. Daffner has served as the President of the Company since February 2002. He was Vice President of Sales and Business Development at New Hermes, Inc. from 1980 to 2002. Mr. Daffner holds a MBA with a Finance concentration from Loyola University and a BA degree from Boston College.


                             Executive Compensation

         The following table sets forth information concerning compensation paid with respect to the Chief Executive Officer and four other most highly compensated officers who were serving as such as of December 31, 2001, each of whose aggregate compensation for fiscal 2001 exceed $100,000, for services rendered in all capacities for the Company.



                           Summary Compensation Table

-----------------------------------------------------------------------------------------------------------
                                                                                              Long-Term
                                          ------------------------------------------------  Compensation
                                                        Annual Compensation
-----------------------------------------------------------------------------------------------------------
                                                                                             Securities
Name and                                                                    Other Annual     Underlying
Principal Position               Year         Salary           Bonus        Compensation     Options(#)
-----------------------------------------------------------------------------------------------------------
Mr. Benjamin Givli               2001         $64,000            -                -               -
Chairman                         2000        $123,855            -                -               -
                                 1999        $122,860            -                -               -
-----------------------------------------------------------------------------------------------------------
Dr. Ramon Harel (1)              2001        $147,673            -           $23,000(4)           -
President/CEO                    2000        $118,384            -           $19,000(4)        100,000
                                 1999           $0               -                -               -
-----------------------------------------------------------------------------------------------------------
Mr. Yuan Chang(2)(3)             2001        $115,000         $10,000             -               -
Vice President                   2000        $114,423         $30,000             -               -
                                 1999        $103,846            -                -               -
-----------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski(2)          2001        $107,884         $20,000             -               -
Vice President/CFO               2000        $107,308         $20,000             -               -
                                 1999         $96,654            -                -            30,000
-----------------------------------------------------------------------------------------------------------

(1) Dr. Harel resigned his position as the President of the Company in February 2002. Mr. Daffner has served as the Company's President since February 2002.
(2) Messrs. Yuan Chang and Kochanski received bonuses in 2001. The Company does not have a formal Bonus plan. Discretionary bonuses for performance may be awarded by the Chief Executive Officer with approval by the Board of Directors.
(3) Yuan Chang resigned in November 2001 as director and an officer of the Company.
(4)  These amounts represent living and automobile allowances.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

----------------------------------------------------------------------------------------------------------------------------
                                Shares                    Number of Securities Underlying          Value of Unexercised
                             Acquired on                   Unexercised Options at Fiscal      In-the-Money Options at Fiscal
Name                           Exercise    Value Realized          2001 Year-End                       2001 Year-End
----------------------------------------------------------------------------------------------------------------------------
                                                            Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Mr. Benjamin Givli                -              -               -                -               -               -
----------------------------------------------------------------------------------------------------------------------------
Dr. Ramon Harel                   -              -            100,000             -              (1)             (1)
----------------------------------------------------------------------------------------------------------------------------
Mr. Yuan Chang                    -              -               -                -               -               -
----------------------------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski              -              -             20,000          10,000            (1)             (1)
----------------------------------------------------------------------------------------------------------------------------

(1) At the end of fiscal 2001 there were no in-the-money options.

Remuneration of Directors

         In 2001, the non-employee directors, Benjamin Givli, Gary Stock (until his term of service expired) and Aliza Rotbard, received a stipend of $1,000 per quarter and $290 for each Board of Directors or committee meeting the director attended in person. In addition, the Company reimbursed non-employee directors for reasonable travel expenses for attending Board of Directors or committee meetings.

Employment Agreement with Dr. Ramon Harel

         On September 5, 2000, Scanvec Amiable, Inc. (formerly known as Amiable Technologies, Inc.) ("Amiable Inc."), a wholly-owned subsidiary of the Company, entered into an employment agreement with Dr. Ramon Harel. The employment agreement, which had been extended until December 31, 2002, has now been further amended such that there is no specified termination date. Under the employment agreement, Dr. Harel is entitled to a base salary of $150,000 per year. The Board of Directors of the Company has the discretion to grant Dr. Harel a performance bonus in addition to his base salary. The employment agreement is terminable by either Dr. Harel or Amiable Inc. for any reason upon 60 days' notice. However, if Amiable Inc. terminates Dr. Harel's employment with Amiable Inc. without cause, Amiable Inc. is obligated to pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. If Amiable Inc. dismisses Dr. Harel for cause, it will not be obligated to pay him any severance. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

Employment Agreement with Gerald J. Kochanski

         On October 26, 1999, Amiable Inc. entered into an employment agreement with Gerald J. Kochanski for Mr. Kochanski to serve as the Vice President of Operations of Amiable Inc. The term of the employment agreement commenced on September 1, 1999 and has no specified termination date. On April 1, 2000, Mr. Kochanski's employment agreement was amended to provide that Mr. Kochanski will serve as the Chief Financial Officer and the Vice President of Operations of Amiable Inc. On April 1, 2002, Amiable Inc. amended Mr. Kochanski's employment agreement such that Mr. Kochanski will serve as the Chief Financial Officer and Vice President, Finance, of Amiable Inc. Under the amended agreement, Mr. Kochanski is entitled to a base salary of $120,000. The Chief Executive Officer of the Company has the discretion to grant Mr. Kochanski a performance bonus subject to the approval of the Board of Directors of the Company. The employment agreement is terminable by either party upon 60 days' notice for any reason, but Amiable Inc. is obligated to continue to pay him his regular salary during such 60 day period. However, if Amiable Inc. terminates Mr. Kochanski's employment with Amiable Inc. without notice, for cause, it will not be obligated to pay him his regular salary during such 60 day period nor any severance. The employment agreement provided that if Mr. Kochanski is forced to leave or changes his position in Amiable Inc. due to change in control of the shareholders or restructuring of Amiable Inc., Mr. Kochanski will be entitled to receive three months of severance pay, in addition to his regular salary during the 60 day notice period. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment agreement.

Employment Agreement with David Daffner

         On January 21, 2002, Amiable entered into an employment agreement with David Daffner. The term of the agreement specifies that Mr. Daffner will be employed as the President of Amiable Inc. Under the agreement, Mr. Daffner is entitled to a base salary of $140,000 per year plus a bonus based on his achieving the milestones set forth in the business plan appended to the agreement. The agreement is terminable by either Mr. Daffner or Amiable Inc. for any reason upon 60 days' notice. However, if Amiable Inc. terminates Mr. Daffner's employment with Amiable Inc. without cause, it must pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. If Amiable Inc. dismisses Mr. Daffner for cause, it will not be obligated to pay him any severance. The agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment agreement.


                                  Other Matters

         The Board of Directors is not aware of any other matters to be presented at the Meeting. If, however, any other matters should properly come before the Meeting or any adjournment thereof, the proxy confers discretionary authority with respect to acting thereon, and the persons named in the enclosed proxy will vote on such matters in accordance with their judgment.


             Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's status as a foreign private issuer changed at December 31, 2000 to that of a domestic issuer that is subject to Section 16(a) of the Exchange Act. To date, none of the directors, officers or shareholders that beneficially own 10% or more of the Company's capital stock (including Messrs. Benjamin Givli, Yoav Harel, Avi Levi, Jim Chang, Dr. Ramon Harel, Ms. Aliza Rotbard and Yozma Venture Capital Ltd.) have timely filed Forms 3, 4 or 5.


               SHAREHOLDER PROPOSALS FOR THE 2003 GENERAL MEETING

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 2003 general meeting, such proposals must be received by the Company no later than September 1, 2003. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission and Israeli law. If the September 1, 2003 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2003 general meeting, although under Israeli law it will not be included in the proxy statement, if it is received less than twenty-one days before the meeting (not including delivery time). All proposals should be directed to the attention of the Secretary of the Company.

                          Annual Report on Form 10-KSB

         The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2001, including the financial statements, but excluding exhibits.


                           Undertaking of the Company

         The Company undertakes to deliver to each beneficial owner of the Company's Ordinary Shares to whom this proxy statement is delivered, upon written or oral request, without charge, a copy of any and all documents referred to in this proxy statement that have been incorporated by reference. Delivery of such documents shall be made by first class mail or other equally prompt means within one business day of receipt of such request. All requests shall be directed to: Gerald J. Kochanski, telephone number: 610-521-6300 ext.
109. Facsimile number: 610-521-0111.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, insure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this proxy statement.

                                            By Order of the Board of Directors

                                            Benjamin Givli
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

Tel Aviv, Israel
Date: December  5, 2002

                              Scanvec Amiable Ltd.



PROXY - General Meeting of Shareholders - December 30, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gerald J. Kochanski and Anat Katz severally as proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the ordinary shares of Scanvec Amiable Ltd. (the "Company") held of record by the undersigned on November 25, 2002 at the General Meeting of Shareholders to be held on December 30, 2002 or at any adjournment or postponement thereof. All matters to be acted upon are proposed by the Company.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:
FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; FOR THE NOMINEE LISTED FOR ELECTION OF DIRECTOR UNDER PROPOSAL 2; FOR THE RATIFICATION OF THE DIRECTOR UNDER PROPOSAL 3; IN FAVOR OF PROPOSAL 4; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (Continued, and to be signed, on Reverse Side)

--------------------------------------------------------------------------------

The Board of Directors Recommends a Vote "FOR" Proposals 1, 2, 3 and 4.

 |X|  Please mark your vote as in this example

Proposal 1:                                    FOR all nominees            WITHHOLD AUTHORITY          Nominees:
                                                listed at right         to vote for all nominees         Benjamin Givli
   ELECTION OF NON-INDEPENDENT DIRECTORS                                     listed at right             Dr. Ramon Harel
                                                                                                         Yoav Harel
                                                                                                         Yoav Dopplet
                                                      |_|                         |_|                    Shmulik Aran

                                               WITHOLD AUTHORITY for the following only: (Write the names of the nominee(s) in the space below):




Proposal 2:                                     FOR the nominee            WITHHOLD AUTHORITY          Nominee:
                                                listed at right         to vote for the nominee          Avi Heifetz
   ELECTION OF INDEPENDENT DIRECTOR                                          listed at right

                                                      |_|                         |_|

Proposal 3:                                     FOR the nominee            WITHHOLD AUTHORITY          Nominee:
                                                listed at right         to vote for the nominee          Aliza Rotbard
   RATIFICATION OF INDEPENDENT DIRECTOR                                      listed at right

                                                      |_|                         |_|

Proposal 4:                                           FOR                       AGAINST                   ABSTAIN

   Approval of the Board of Director's                |_|                         |_|                       |_|
   appointment of Ernst & Young LLP as the
   Company's independent auditors for fiscal
   year ending December 31, 2003.


In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE _______________________ DATE___________________ SIGNATURE_____________________________ DATE___________________
NOTE: Please sign exactly as name
appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
